FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY
FUND

ANNUAL REPORT
2023
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

2023 at a Glance

(unaudited)
The Fund
•
a closed-end equity investment company

•
objectives: preservation of capital, reasonable income, and opportunity for capital gain

•
internally managed

•
annual distribution of at least 6%

Stock Data (12/31/23)
NYSE Symbol	ADX
Market Price	$17.71
52-Week Range	$14.36 – $17.93
Discount	13.9%
Shares Outstanding	124,051,639

Summary Financial Information
Year Ended December 31,	2023	2022
Net asset value per share (NASDAQ: XADEX)	$20.56	$17.38
Total net assets	2,550,393,350	2,100,737,733
Average net assets	2,332,376,642	2,304,154,812
Unrealized appreciation on investments	1,050,536,379	657,315,319
Net investment income	21,016,306	22,535,878
Net realized gain (loss)	138,684,371	103,877,401
Total return (based on market price)	31.2%	-19.8%
Total return (based on net asset value)	27.5%	-17.3%
Ratio of expenses to average net assets	0.61%	0.54%
Annual distribution rate	8.1%	6.3%
2023 Dividends and Distributions
Paid	Amount (per share)	Type
March 1, 2023	$0.02	Long-term capital gain
March 1, 2023	0.03	Investment income
June 1, 2023	0.05	Investment income
September 1, 2023	0.05	Investment income
December 20, 2023	1.13	Long-term capital gain
December 20, 2023	0.02	Investment income
	$1.30
2024 Annual Meeting of Shareholders
Location: K&L Gates LLP, 1601 K Street N.W., Washington, DC 20006
Date: March 25, 2024
Time: 2:00 p.m.

Letter from Chief Executive Officer
James P. Haynie

Dear Fellow Shareholders,
The investing world entered 2023 in a nervous state, coming off the S&P 500 Index’s biggest decline since the Great Financial Crisis and one of the worst years ever for the bond market. Most everyone—including 70% of economists surveyed by Bloomberg—thought a recession was imminent, given stubbornly high inflation, rising interest rates, and geopolitical uncertainty, especially the Russia/Ukraine war. During the year, a regional banking crisis brought down five banks and created concerns about broader financial instability. The U.S. government narrowly avoided a debt default, then saw its long-term credit rating downgraded. And while the war in Ukraine continued to boil, a new one broke out in the Middle East following an October attack on Israel by Hamas. That month, 10-year U.S. Treasury yields topped 5% for the first time in 16 years.
Through it all, stocks kept climbing, generating outsized returns for the fourth time in five years. The gains were choppy at times, and, particularly early in the year, were led by a narrow band of mega-cap, tech-related companies powered by optimism surrounding artificial intelligence (AI). Investor sentiment ebbed and flowed throughout the year, usually with an eye towards the presumed policy path of the U.S. Federal Reserve (Fed). In the end, optimism reigned, and the market shook off fears of higher-for-longer interest rates and concerns
“Our Fund generated a 27.5% total return on net asset value during the year, outpacing the S&P 500 and beating our peer group by 3.4%. Our total return on market price was 31.2%.”

about global economic growth and finished 2023 near an all-time high. By year end, that same Bloomberg survey had 49% of economists expecting a soft landing, and the market was anticipating interest rate cuts in 2024.
Our Fund generated a 27.5% total return on net asset value during the year, outpacing the S&P 500 and beating our peer group by 3.4%. Our total return on market price was 31.2%. As of the end of 2023, both our net asset value and market price returns outperformed the Index and were in the top quartile of peer group rankings over one-, three-, five-, and ten-year time periods. Additionally, we distributed 8.1% to our shareholders in 2023, exceeding our 6% commitment.
2023 Market Recap
The U.S. equity market’s advance was powered by the so-called Magnificent Seven of Apple, Microsoft, Alphabet, Amazon, Nvidia, Meta Platforms, and Tesla. Those stocks posted gains between 50% and 240%, driving nearly two-thirds of the S&P 500’s 26.3% annual advance. The S&P 500 Equal Weight Index, which was down as recently as late October, ended the year with a 13.8% advance.
Nine of eleven sectors in the S&P advanced for the full year, led by Information Technology (57.8%), Communication Services (55.8%) and Consumer Discretionary (42.4%). Other positive sectors ranged from a 0.5% gain for Consumer Staples to an 18.2% advance for Industrials. Only Utilities and Energy recorded declines.
The year opened with a January rally, bolstered by signs of subsiding inflation and hopes that the Fed would slow its rate-hiking pace. In March, the failure of Silicon Valley Bank and Signature Bank started a series of back-and-forth swings in investor sentiment. It declined briefly amid worries about the banking sector, as well as the thought that the economy’s resilience could force the Fed to raise rates even more aggressively. Still, the S&P 500 recorded a 16.9% gain in the first half, driven by the Magnificent Seven and other tech-focused growth stocks.

Letter To Shareholders (continued)

It’s easy to forget that market indexes declined in the third quarter, as the higher-for-longer interest rate narrative took hold and U.S. Treasury yields spiked. By the end of October, the month the Hamas/Israel war erupted, the S&P 500 was up only 10.7% year-to-date, and the Equal Weight Index was down nearly 4%. Inflation was back in the headlines on the back of rising energy and food prices, and concerns about slowing economic growth rose once again.
The headline U.S. Consumer Price Index began to decelerate as we moved into the fourth quarter, falling to 3.2% year-over-year in October and 3.1% in November, well below the 40-year high of 9.1% reached in June 2022. The Fed’s preferred measurement of inflation, the core Personal Consumption Expenditures price index (PCE), declined in November for the first time since April 2020, while the annual PCE dipped below 3% in October for the first time since March 2021.
In the final two months of 2023, the rally broadened to include previously beaten-down sectors and asset classes as investors became convinced the Fed was gaining comfort that inflation was under control. The small-cap Russell 2000 Index was down slightly in the first ten months of the year but surged to finish with a double-digit yearly gain. Adding support to the broad year-end rally, the Fed indicated in mid-December that, while they were keeping federal funds rates unchanged for the third consecutive meeting, a cycle of rate cuts could begin early in the new year.
The one area of the market to buck 2023’s upward trend, especially toward the end of the year, was commodities. Concerns about future demand weighed on many commodities amid weak manufacturing activity in key markets, slowing Chinese growth, and fluctuating recessionary fears. Worries of oversupply driven by stronger-than-expected production growth outside of OPEC put downward pressure on oil prices. West Texas Intermediate crude oil fell 21% in the fourth quarter and 11% for the full year. Gold was an exception, as the precious metal’s price notched its first annual increase since 2020 amid concerns surrounding an economic slowdown, geopolitical uncertainty, as well as a weakening U.S. dollar.
Portfolio Performance
The Fund generated a 27.5% total return in 2023, compared to a 26.3% return for the S&P and a 24.1% return for our peer group, the Morningstar U.S. Large Blend Category. The Industrials, Consumer Discretionary, and Information Technology sectors were the key contributors to our relative outperformance, while Financials, Communication Services, and Health Care detracted the most.
Our Industrials holdings advanced 25.9% during the year, compared to an 18.2% return for the sector in the S&P. Leading contributors included aerospace components maker TransDigm Group and Quanta Services, a leading end-to-end solutions provider to the electric power sector. TransDigm shares rallied as fiscal year earnings surged amid an ongoing recovery in the commercial aerospace market. Quanta benefited from increasing demand for electricity generation and transmission, as well as strength in its renewables segment.
Stock selection in the Consumer Discretionary sector helped drive our 2023 outperformance. Uber Technologies, a holding we added in the second quarter, was a notable contributor. The ridesharing company reported improving profitability throughout the year, supported by strong top-line growth and effective cost control. In December, the stock was included in the S&P 500 Index. Our position in Booking Holdings, which operates booking.com, Priceline, and OpenTable, among other brands, was also a leading contributor. Shares rallied as earnings surged past consensus estimates amid strong bookings growth, supported by robust travel demand.
Within Information Technology, top contributors included network hardware provider Arista Networks and semiconductor capital equipment manufacturer Lam Research. Arista’s results repeatedly surpassed expectations as robust demand from their AI-focused data center customers led to market share gains and higher profit margins. The company’s strong guidance of future expectations also supported the shares. Lam Research, which struggled in 2022 with a cyclical downturn in chip demand like many semiconductor equipment companies, recovered sharply in 2023, bolstered by strength in its China business.
In contrast, our Financials sector holdings gained 8.7%, compared to a 12.2% return within the benchmark. The largest relative detractor was our holding in brokerage firm Charles Schwab. As short-term interest rates remained elevated, Schwab’s customers moved cash deposits to higher-yielding assets such as money

Letter To Shareholders (continued)

market funds, which had a negative impact on earnings. Our holding in JPMorgan, the largest U.S. bank, performed well amidst the banking crisis and rising interest rate environment, offsetting some of the negative impact.
Outlook for 2024
Whether the glass is half full or half empty remains very much up for debate. After all, while 2023 was a solid year for broad equity indexes, the S&P 500 essentially just clawed back its losses from 2022. The Index’s two-year return stood at 3.4% when it closed 2023, almost exactly where it ended 2021. In other words, not a whole lot has changed even though everything keeps changing.
The U.S. consumer and the economy remained resilient and inflation has moderated. Third-quarter earnings surprised to the upside, with the S&P 500 recording year-over-year earnings growth for the first time in a year. And yet, many of the issues that concerned investors at the end of 2022 remain unresolved. While the Fed might be ending its tightening policy, rising interest rates take a while to filter through the economy, which they are designed to slow. The level of geopolitical uncertainty is higher today than it was a year ago. Recessionary indicators, most notably the inverted yield curve (the 10-year U.S. Treasury note’s yield has been lower than the two-year Treasury since July 2022), continue to flash. The soft landing may feel within reach, but the risks of a recession remain elevated.
Other than an election cycle that promises to add to the uncertainty, it is difficult to know what will happen in 2024. Few predicted that 2022 would be as rough as it was, or that 2023 would be a blockbuster year for the stock market. If nothing else, the past two years show the precarious nature of trying to time the market.
So, what’s an investor to do? We believe, as we always have, that the answer is simple, though not easy: Implement a disciplined investment process that identifies high-quality companies at attractive valuations and pay careful attention to risk management. We stay true to this process, whether the stock market surges, swoons, or moves sideways. We’ve been through all these environments over the past few years (and over many decades), and this approach has served the Fund well.
We appreciate your trust and look forward to 2024.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer
January 26, 2024

Investment Growth

(unaudited)
The following shows the value of hypothetical $10,000 investments in the Fund at market price and in the Fund’s benchmark over the past 10 years with dividends and distributions reinvested. All Fund distributions are reinvested at the price received in the Fund’s dividend reinvestment plan. Amounts do not reflect taxes paid by shareholders on distributions or the sale of shares. Past performance does not predict future performance.
Average Annual Total Returns at 12/31/23
	Years
	1	3	5	10
ADX Market Price	31.2%	11.0%	16.8%	12.7%
S&P 500 Index	26.3%	10.0%	15.7%	12.0%
Morningstar U.S. Large Blend Category	24.1%	8.9%	14.5%	10.7%

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

December 31, 2023
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Microsoft Corporation	$199,978,072	7.8%
Apple Inc.	168,290,473	6.6
Amazon.com, Inc.	104,018,124	4.1
Alphabet Inc. Class A	91,161,694	3.6
NVIDIA Corporation	79,779,942	3.1
JPMorgan Chase & Co.	51,772,146	2.0
Visa Inc. Class A	50,810,166	2.0
Meta Platforms, Inc. Class A	50,085,340	2.0
UnitedHealth Group Incorporated	47,698,182	1.9
Adams Natural Resources Fund, Inc.*	45,113,148	1.8
	$888,707,287	34.9%

*
Non-controlled affiliated closed-end fund

Sector Weightings

35%
30%
25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

December 31, 2023
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,450,717,842)	$2,489,792,426
Non-controlled affiliate (cost $33,970,033)	45,113,148
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $14,683,234)	14,685,914	$2,550,057,488
Cash		253,147
Investment securities sold		5,850,669
Dividends receivable		1,745,586
Prepaid expenses and other assets		3,498,570
Total Assets		2,561,405,460

Liabilities
Investment securities purchased		2,570,980
Due to officers and directors (note 8)		4,339,777
Accrued expenses and other liabilities		4,101,353
Total Liabilities		11,012,110
Net Assets		$2,550,393,350

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 124,051,639 shares (includes 24,022 deferred stock units) (note 7)		$124,052
Additional capital surplus		1,498,700,204
Total distributable earnings (loss)		1,051,569,094
Net Assets Applicable to Common Stock		$2,550,393,350
Net Asset Value Per Share of Common Stock		$20.56

*
See Schedule of Investments beginning on page 16.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2023
Investment Income
Income:
Dividends (includes $1,487,006 from affiliates and net of $6,388 in foreign taxes)	$34,352,078
Other income	788,280
Total Income	35,140,358
Expenses:
Investment research compensation and benefits	7,543,718
Administration and operations compensation and benefits	2,920,168
Occupancy and other office expenses	787,394
Investment data services	770,281
Directors’ compensation	418,500
Shareholder reports and communications	388,522
Transfer agent, custody, and listing fees	363,234
Accounting, recordkeeping, and other professional fees	378,260
Insurance	171,335
Audit and tax services	136,321
Legal services	246,319
Total Expenses	14,124,052
Net Investment Income	21,016,306

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	136,001,271
Net realized gain (loss) on total return swap agreements	1,217,961
Net realized gain distributed by non-controlled affiliate	1,465,139
Change in unrealized appreciation on investments (includes $(2,558,526) from affiliates)	393,221,060
Net Gain (Loss)	531,905,431
Change in Net Assets from Operations	$552,921,737
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2023	2022
From Operations:
Net investment income	$21,016,306	$22,535,878
Net realized gain (loss)	138,684,371	103,877,401
Change in unrealized appreciation	393,221,060	(597,537,747)
Change in Net Assets from Operations	552,921,737	(471,124,468)

Distributions to Shareholders from: Total distributable earnings	(157,056,009)	(126,124,720)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	55,202,886	45,459,043
Cost of shares purchased (note 5)	(1,412,997)	—
Change in Net Assets From Capital Share Transactions	53,789,889	45,459,043
Total Change in Net Assets	449,655,617	(551,790,145)

Net Assets:
Beginning of year	2,100,737,733	2,652,527,878
End of year	$2,550,393,350	$2,100,737,733
The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 8.6% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA’s profit is dependent on it having assets under management. At December 31, 2023, AFA had no assets under management. Failure to develop new relationships will impact AFA’s ability to generate revenue, and accordingly, the Fund’s valuation of its investment in AFA. While unlikely, to the extent that AFA’s operating costs exceed its assets held, the Fund may be required to provide additional capital to AFA to sustain its operations. For tax purposes, AFA’s operating income (or loss) is consolidated with that of the Fund.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets excluding affiliated holdings. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative market values of portfolio securities covered for

Notes To Financial Statements (continued)

research staff and relative net assets excluding affiliated holdings for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the year ended December 31, 2023, shared expenses totaled $18,244,915, of which $4,119,283 and $1,580 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at December 31, 2023.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. Because AFA has no client assets under management, the Committee uses AFA’s total assets, comprised solely of cash, to approximate fair value. There was no uncertainty surrounding this input at the reporting date. Fair value determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.

Notes To Financial Statements (continued)

At December 31, 2023, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$2,534,905,574	$—	$—	$2,534,905,574
Other investments	—	—	466,000	466,000
Short-term investments	14,685,914	—	—	14,685,914
Total investments	$2,549,591,488	$—	$466,000	$2,550,057,488

The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2022				$466,000
Purchases				—
Change in unrealized appreciation on investments in the Statement of Operations				—
Balance at December 31, 2023				$466,000
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At December 31, 2023, the identified cost of securities for federal income tax purposes was $1,499,933,337 and net unrealized appreciation aggregated $1,050,124,150, consisting of gross unrealized appreciation of $1,063,676,025 and gross unrealized depreciation of $13,551,875.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, tax straddles for total return swaps, and investment in AFA. Differences that are permanent, while not material for the year ended December 31, 2023, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2023 and December 31, 2022 were classified as ordinary income of $18,155,224 and $22,416,862, respectively, and long-term capital gain of $139,035,142 and $103,817,384, respectively. The tax basis of distributable earnings at December 31, 2023 was $2,801,287 of undistributed ordinary income and $465,852 of undistributed long-term capital gain.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the year ended December 31, 2023 were $1,477,506,029 and $1,556,862,104, respectively.
4. DERIVATIVES
The Fund may invest in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security.

Notes To Financial Statements (continued)

Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. At December 31, 2023, there were no open total return swap agreements. During the year ended December 31, 2023 , the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $10,271,218 and $(10,238,863), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At December 31, 2023, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
On December 20, 2023, the Fund issued 3,238,427 shares of its Common Stock at a price of $17.02 per share (the average market price on December 6, 2023) to shareholders of record November 20, 2023, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2023, the Fund issued 5,162 shares of Common Stock at a weighted average price of $16.43 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
On December 21, 2022, the Fund issued 3,025,268 shares of its Common Stock at a price of $15.01 per share (the average market price on December 7, 2022) to shareholders of record November 21, 2022, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2022, the Fund issued 3,038 shares of Common Stock at a weighted average price of $16.37 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Additionally, the Fund will repurchase shares under the Fund’s enhanced discount management and liquidity program, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional

Notes To Financial Statements (continued)

tender offer to repurchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period. Transactions in its Common Stock for 2023 and 2022 were as follows:
	Shares		Amount
	2023	2022	2023	2022
Shares issued in payment of distributions	3,243,589	3,028,306	$55,202,886	$45,459,043
Shares purchased (at a weighted average discount from net asset value of 15.8% in 2023)	(92,434)	—	(1,412,997)	—
Net change	3,151,155	3,028,306	$53,789,889	$45,459,043
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the year ended December 31, 2023, the Fund recorded matching contributions of  $467,343 and a liability, representing the 2023 discretionary contribution, of $285,556.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at December 31, 2023.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant.
A summary of the activity during the year ended December 31, 2023 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2022	35,333	$13.06
Reinvested dividend equivalents	5,162	16.43
Issued	(16,473)	13.43
Balance at December 31, 2023	24,022	$13.52
At December 31, 2023, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the year ended December 31, 2023 was $282,297.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the year ended December 31, 2023 to officers and directors amounted to $7,770,186, of which $700,797 was paid to independent directors. These amounts represent the taxable income, including $282,297 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At December 31, 2023, $4,339,777 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers and reinvested dividend payments on deferred stock awards payable to directors.

Notes To Financial Statements (continued)

9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2023, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2029. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the year, the Fund recognized rental expense of  $355,887.
11. COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Fund enters into agreements that can expose the Fund to some risk of loss. The risk of future loss arising from any such agreements, while not quantifiable, is expected to be remote. As such, and as of the end of the reporting period, the Fund did not have any unfunded commitments. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts or within bylaws. As of the end of the reporting period, management has determined that any legal proceedings the Fund is subject to are unlikely to have a material impact to the Fund’s financial statements.

Financial Highlights

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$17.38	$22.50	$20.06	$17.93	$14.89
Net investment income	0.17	0.19	0.17	0.20	0.20
Net realized gain (loss) and change in unrealized appreciation	4.40	(4.18)	5.42	3.01	4.31
Total from operations	4.57	(3.99)	5.59	3.21	4.51
Less distributions from:
Net investment income	(0.15)	(0.18)	(0.20)	(0.19)	(0.22)
Net realized gain	(1.15)	(0.89)	(2.78)	(0.84)	(1.20)
Total distributions	(1.30)	(1.07)	(2.98)	(1.03)	(1.42)
Capital share repurchases (note 5)	—	—	—	—	0.02
Reinvestment of distributions	(0.09)	(0.06)	(0.17)	(0.05)	(0.07)
Total capital share transactions	(0.09)	(0.06)	(0.17)	(0.05)	(0.05)
Net asset value, end of year	$20.56	$17.38	$22.50	$20.06	$17.93
Market price, end of year	$17.71	$14.54	$19.41	$17.29	$15.77

Total Investment Return (a)
Based on market price	31.2%	-19.8%	29.9%	16.4%	36.6%
Based on net asset value	27.5%	-17.3%	29.8%	18.8%	31.6%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$2,550	$2,101	$2,653	$2,227	$1,952
Ratio of expenses to average net assets	0.61%	0.54%	0.56%	0.60%	0.65%
Ratio of net investment income to average net assets	0.90%	0.98%	0.77%	1.12%	1.18%
Portfolio turnover	63.6%	67.7%	64.4%	58.7%	61.6%
Number of shares outstanding at end of year (in 000’s)	124,052	120,900	117,872	111,027	108,865

(a)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the price received in the Fund’s dividend reinvestment plan.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

December 31, 2023
	Shares	Value (a)
Common Stocks — 99.4%
Communication Services — 8.6%
Alphabet Inc. Class A (b)	652,600	$91,161,694
Comcast Corporation Class A	587,700	25,770,645
Electronic Arts Inc.	73,700	10,082,897
Meta Platforms, Inc. Class A (b)	141,500	50,085,340
Netflix, Inc. (b)	52,422	25,523,223
Verizon Communications Inc.	462,800	17,447,560
		220,071,359
Consumer Discretionary — 11.2%
Amazon.com, Inc. (b)	684,600	104,018,124
Booking Holdings Inc. (b)	7,000	24,830,540
Home Depot, Inc.	41,500	14,381,825
McDonald’s Corporation	104,900	31,103,899
O’Reilly Automotive, Inc. (b)	22,800	21,661,824
Skechers U.S.A., Inc. Class A (b)	280,900	17,511,306
Tesla, Inc. (b)	134,700	33,470,256
Uber Technologies, Inc. (b)	357,200	21,992,804
Ulta Beauty, Inc. (b)	31,900	15,630,681
		284,601,259
Consumer Staples — 5.9%
Altria Group, Inc.	316,400	12,763,576
Coca-Cola Company	144,000	8,485,920
Colgate-Palmolive Company	190,800	15,208,668
Monster Beverage Corporation (b)	242,668	13,980,103
PepsiCo, Inc.	47,800	8,118,352
Philip Morris International Inc.	227,435	21,397,085
Procter & Gamble Company	261,449	38,312,736
Walmart Inc.	203,581	32,094,545
		150,360,985
Energy — 4.0%
Adams Natural Resources Fund, Inc. (c)(f)	2,186,774	45,113,148
Diamondback Energy, Inc.	90,600	14,050,248
Exxon Mobil Corporation	148,174	14,814,437
Marathon Petroleum Corporation	99,837	14,811,817
Pioneer Natural Resources Company	53,300	11,986,104
		100,775,754

Schedule of Investments (continued)

December 31, 2023
	Shares	Value (a)
Financials — 12.9%
American International Group, Inc.	421,600	$28,563,400
Bank of America Corp.	1,105,368	37,217,741
Berkshire Hathaway Inc. Class B (b)	82,643	29,475,452
Chubb Limited	122,100	27,594,600
JPMorgan Chase & Co.	304,363	51,772,146
Mastercard Incorporated Class A	85,762	36,578,351
Morgan Stanley	347,069	32,364,184
S&P Global, Inc.	78,700	34,668,924
Visa Inc. Class A	195,161	50,810,166
		329,044,964
Health Care — 12.6%
Becton, Dickinson and Company	86,300	21,042,529
Cencora, Inc.	140,500	28,855,890
DexCom, Inc. (b)	194,957	24,192,214
Elevance Health, Inc.	39,700	18,720,932
Eli Lilly and Company	63,568	37,055,059
IDEXX Laboratories, Inc. (b)	26,100	14,486,805
Johnson & Johnson	101,200	15,862,088
Merck & Co., Inc.	332,700	36,270,954
Regeneron Pharmaceuticals, Inc. (b)	32,300	28,368,767
Thermo Fisher Scientific Inc.	40,700	21,603,153
UnitedHealth Group Incorporated	90,600	47,698,182
Zoetis, Inc. Class A	135,900	26,822,583
		320,979,156
Industrials — 8.6%
Boeing Company (b)	125,177	32,628,637
Generac Holdings Inc. (b)	92,700	11,980,548
Ingersoll Rand Inc.	267,300	20,672,982
Lockheed Martin Corporation	46,311	20,989,998
Quanta Services, Inc.	119,000	25,680,200
Republic Services, Inc.	148,200	24,439,662
Trane Technologies plc	112,800	27,511,920
TransDigm Group Incorporated	23,900	24,177,240
Union Pacific Corporation	131,100	32,200,782
		220,281,969

Schedule of Investments (continued)

December 31, 2023
	Shares	Value (a)
Information Technology — 28.8%
Accenture plc Class A	101,119	$35,483,668
Adobe Inc. (b)	16,600	9,903,560
Advanced Micro Devices, Inc. (b)	257,400	37,943,334
Apple Inc.	874,100	168,290,473
Arista Networks, Inc. (b)	70,391	16,577,785
Cisco Systems, Inc.	359,400	18,156,888
Intuit Inc.	47,600	29,751,428
Lam Research Corporation	43,700	34,228,462
Micron Technology, Inc.	289,400	24,697,396
Microsoft Corporation	531,800	199,978,072
NVIDIA Corporation	161,100	79,779,942
Oracle Corporation	48,800	5,144,984
QUALCOMM Incorporated	37,600	5,438,088
Salesforce, Inc. (b)	135,700	35,708,098
Synopsys, Inc. (b)	50,100	25,796,991
Technology Select Sector SPDR Fund	41,900	8,064,912
		734,944,081
Materials — 2.3%
DuPont de Nemours, Inc.	133,986	10,307,543
Linde plc	58,100	23,862,251
PPG Industries, Inc.	97,400	14,566,170
Teck Resources Limited	229,400	9,696,738
		58,432,702
Real Estate — 2.5%
CBRE Group, Inc. Class A (b)	118,700	11,049,783
Digital Realty Trust, Inc.	123,000	16,553,340
Prologis, Inc.	174,800	23,300,840
Public Storage	43,300	13,206,500
		64,110,463
Utilities — 2.0%
Atmos Energy Corporation	97,300	11,277,070
CenterPoint Energy, Inc.	460,600	13,159,342
DTE Energy Company	137,400	15,149,724
NextEra Energy, Inc.	192,900	11,716,746
		51,302,882
Total Common Stocks
(Cost $1,484,687,875)		2,534,905,574

Schedule of Investments (continued)

December 31, 2023
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(f)
(Cost $150,000)		$466,000
Short-Term Investments — 0.6%
Money Market Funds — 0.6%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 5.46% (e)	13,897,050	13,903,999
Northern Institutional Treasury Premier Portfolio, 5.21% (e)	781,915	781,915
Total Short-Term Investments
(Cost $14,683,234)		14,685,914
Total — 100.0%
(Cost $1,499,521,109)		2,550,057,488
Other Assets Less Liabilities — 0.0%		335,862
Net Assets — 100.0%		$2,550,393,350

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
During the year ended December 31, 2023, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Fund, Inc. (non-controlled)	2,186,774	1,465,139	1,487,006	(2,558,526)	45,113,148
Total		$1,465,139	$1,487,006	$(2,558,526)	$45,579,148
The accompanying notes are an integral part of the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Adams Diversified Equity Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adams Diversified Equity Fund, Inc. (the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2024
We have served as the Fund’s auditor since 1929.

Principal Changes in Portfolio Securities

During the Six Months Ended December 31, 2023
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
McDonald’s Corporation	$31,016,423	1.2%
Salesforce, Inc.	30,955,450	1.4
S&P Global, Inc.	30,507,298	1.4
American International Group, Inc.	24,752,872	1.1
Zoetis, Inc. Class A	23,377,885	1.1
Trane Technologies plc	23,260,202	1.1
Synopsys, Inc.	22,024,836	1.0
Republic Services, Inc.	21,765,297	1.0
Bank of America Corp.	21,040,948*	1.5
Amazon.com, Inc.	18,964,327*	4.1
Elevance Health, Inc.	17,958,847	0.7
Advanced Micro Devices, Inc.	17,048,797*	1.5
DTE Energy Company	15,029,046	0.6
Skechers U.S.A., Inc. Class A	14,908,852	0.7
Ulta Beauty, Inc.	12,880,285	0.6

Reductions
Wells Fargo & Company	30,473,314	—
Abbott Laboratories	25,310,989	—
Carrier Global Corporation	23,071,138	—
TJX Companies, Inc.	23,055,188	—
Willis Towers Watson plc	22,258,051	—
Manhattan Associates, Inc.	21,659,596	—
Charles Schwab Corp.	20,928,913	—
Tractor Supply Company	19,674,140	—
ANSYS, Inc.	17,839,731	—
Allegion plc	16,144,601	—
T. Rowe Price Group, Inc.	15,643,971	—
YUM! Brands, Inc.	15,632,614	—
CVS Health Corporation	15,011,633	—
PPL Corporation	14,945,009	—
Apple Inc.	14,716,540	6.6
Arista Networks, Inc.	13,460,549	0.7
QUALCOMM Incorporated	13,431,194	0.2
Las Vegas Sands Corp.	12,980,770	—

*
Addition to an existing position

The transactions presented above are those that exceeded .50% of period-end net assets, representing new positions, fully-eliminated positions, and the largest additions and reductions to existing portfolio securities, as noted, and exclude those in sector exchange-traded funds.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2009	$1,045,027	87,415	$11.95	$10.10	$.15	$.30	$—	$.45	5.2%
2010	1,124,672	88,885	12.65	10.72	.14	.37	—	.51	5.1
2011	1,050,734	91,074	11.54	9.64	.15	.50	—	.65	6.1
2012	1,155,997	93,030	12.43	10.59	.18	.49	—	.67	6.3
2013	1,421,551	94,224	15.09	13.07	.22	.62	—	.84	7.1
2014	1,527,773	96,287	15.87	13.68	.20	.98	—	1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14	.79	—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
2019	1,951,592	108,865	17.93	15.77	.22	1.20	—	1.42	9.6
2020	2,227,273	111,027	20.06	17.29	.19	.84	—	1.03	6.8
2021	2,652,528	117,872	22.50	19.41	.20	2.78	—	2.98	15.7
2022	2,100,738	120,900	17.38	14.54	.18	.89	—	1.07	6.3
2023	2,550,393	124,052	20.56	17.71	.15	1.15	—	1.30	8.1

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2011, the average month-end stock price is determined for the calendar year. For 2011 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

Other Information

(unaudited)
Summary Fund Information
Investment Objectives: The Fund’s investment objectives are preservation of capital, reasonable income, and opportunity for capital gain. These objectives have been in place since the Fund’s inception in 1929, although they may be changed by the Board of Directors.
Investment Strategy and Policies: The Fund is an internally-managed diversified large-cap U.S. equity fund that seeks to outperform the S&P 500 and invests at least 80% of its assets in highly liquid S&P 500 stocks. It has broad flexibility in the selection of stocks, but maintains a “sector neutral” approach, meaning that the Fund’s investments by sector approximate the S&P 500 sector percentages.
In addition, the Fund maintains the following fundamental investment policies that may change only with shareholder approval:
•
Up to 25% of assets may be invested in any one industry.

•
Up to 20% of assets may be invested in commodities (other than physical commodities), including swaps.

•
Up to 5% of assets may be invested in real property.

Principal Risks:
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments. Additionally, closed-end funds are particularly impacted by investor sentiment that could result in trading at increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The S&P 500 is comprised of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities.
Derivatives Risk. The Fund invests in total return swaps agreements, which entail counterparty credit, liquidity, and equity price risks. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security.
Annual Certification
The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Distribution Commitment and Payment Schedule
The Fund established an annual 6% minimum distribution rate commitment that has been met or exceeded since its adoption in 2011. The commitment is not a guarantee, and may be changed by the Board should market or other conditions warrant. Distributions are generated from portfolio income and capital gains derived from managing the portfolio. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital.
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock, cash, or both. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Other Information  (continued)

(unaudited)
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund’s transfer agent, Equiniti Trust Company, LLC (“EQ”) (f/k/a American Stock Transfer & Trust Company): https://equiniti.com/us/ast-access
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX until March 24, 2024, or contact your broker
Privacy Policy
In order to conduct its business, the Fund, through EQ, collects and maintains certain nonpublic personal information about our registered shareholders with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street” or brokerage accounts.
We do not disclose any nonpublic personal information about you, our other shareholders, or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our registered shareholders to those employees who need to know that information to provide services to such shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2023 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.
INVESTORS CHOICE
INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a distribution reinvestment plan, sponsored and administered by EQ. The Plan provides registered shareholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Fund shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting EQ.

Other Information  (continued)

(unaudited)
The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.
Fees	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash
Investments:
Service Fee $2.50 per investment
Brokerage Commission $0.05 per share
Reinvestment of Dividends*:
Service Fee 2% of amount invested
(maximum of  $2.50 per investment)
Brokerage Commission $0.05 per share
Sale of Shares:
Service Fee $10.00
Brokerage Commission $0.05 per share
Deposit of Certificates for Safekeeping $7.50
(waived if sold)
Book to Book Transfers Included
To transfer shares to another participant or to a new participant
* The year-end distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this distribution when made in newly issued shares.

Initial minimum investment (non-holders) $250
Minimum optional investment (existing holders) $50
Electronic funds transfer (monthly minimum) $50
Maximum per transaction $25,000
Maximum per year NONE
INVESTORS CHOICE Mailing Address:
Equiniti Trust Company, LLC
Attn: Plan Administration
P.O. Box 10027
Newark, NJ 07101
Website: https://equiniti.com/us/ast‑access
E‑mail: helpAST@equiniti.com

For shareholders whose stock is held by a broker in “street” name, the EQ INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in EQ’s Plan or contact EQ.

Directors

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Kenneth J. Dale (67) 2008 Chair of the Board	Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (71) 2006	Private Investor	Two
Mary Chris Jammet (56) 2020	Principal Bristol Partners LLC	Two	MGM Resorts International
Lauriann C. Kloppenburg (63) 2017	Retired Chief Strategy Officer and Chief Investment Officer ‑ Equity Group Loomis, Sayles & Co., LP	Two	Transamerica Funds
Jane Musser Nelson (65) 2021	Retired Managing Director, Investments Cambridge Associates	Two
Interested Directors
James P. Haynie (61) 2023	Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. President Adams Natural Resources Fund, Inc.	Two
Mark E. Stoeckle (67) 2013	Retired Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. Retired President Adams Diversified Equity Fund, Inc.	Two
All Directors serve for a term of one year upon their election at the Annual Meeting of Shareholders. The address for each Director is the Fund’s office.

Officers

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
James P. Haynie, CFA (61) 2013	Chief Executive Officer of the Fund and Adams Natural Resources Fund, Inc. (since 2023); President of Adams Natural Resources Fund, Inc.; Executive Vice President of the Fund (prior to 2023)
D. Cotton Swindell, CFA (60) 2002	President (since 2023); Executive Vice President (prior to 2023)
Brian S. Hook, CFA, CPA (54) 2008
Vice President and Chief Financial Officer of the Fund and Adams Natural Resources Fund, Inc. (since 2023); Vice President, Chief Financial Officer, and Treasurer of the Fund and Adams Natural Resources Fund, Inc. (prior to 2023)

Janis F. Kerns (60) 2018	Vice President, General Counsel, Secretary, and Chief Compliance Officer of the Fund and Adams Natural Resources Fund, Inc.
Gregory W. Buckley (53) 2013	Vice President – Research of the Fund; Executive Vice President of Adams Natural Resources Fund, Inc. (since 2023); Vice President – Research of Adams Natural Resources Fund, Inc. (prior to 2023)
Xuying Chang, CFA (47) 2014	Vice President – Research
Steven R. Crain, CFA (52) 2012	Vice President – Research
Michael A. Kijesky, CFA (53) 2009	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc.
Michael E. Rega, CFA (64) 2014	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc.
David R. Schiminger, CFA (52) 2002	Vice President – Research
Jeffrey R. Schollaert, CFA (48) 2015	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc.
Christine M. Sloan, CPA (51) 1999	Treasurer and Director of Human Resources of the Fund and Adams Natural Resources Fund, Inc. (since 2023); Assistant Treasurer and Director of Human Resources of the Fund and Adams Natural Resources Fund, Inc. (prior to 2023)
All officers serve until the time at which their successor is elected and qualified, unless they earlier resign, die, or are removed by the Board of Directors. The address for each officer is the Fund’s office.
Service Providers

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	Equiniti Trust Company, LLC
(f/k/a American Stock Transfer & Trust Company)
Attn: Stockholder Relations Department
P.O. Box 500
Newark, NJ 07101
(877) 260‑8188
Website: https://equiniti.com/us/ast‑access
E‑mail: helpAST@equiniti.com

Trusted by investors for generations®

ADAMS FUNDS
500 East Pratt Street
Suite 1300
Baltimore, MD 21202
410.752.5900
800.638.2479
Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

 Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Kenneth J. Dale, Frederich A. Escherich, Mary Chris Jammet, Lauriann C. Kloppenburg, and Jane Musser Nelson, who are each independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements for 2023 and 2022 were $122,011 and $115,105, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2023 or 2022.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2023 and 2022 were $14,310 and $13,500, respectively.

(d) All Other Fees. The aggregate other fees rendered to the registrant by PricewaterhouseCoopers LLP for 2023 and 2022 were $725 and $3,532, respectively. Fees were related to licenses for technical reference tools.

(e)	(1)	The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting.

	(2)	Zero percent of services performed by PricewaterhouseCoopers LLP pursuant to paragraphs (b) through (d) for the registrant in 2023 and 2022 were approved pursuant to pre-approval waivers described in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2023 and 2022 were $15,035 and $17,032, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

(i) Not applicable.

(j) Not applicable.

 Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Kenneth J. Dale, Frederich A. Escherich, Mary Chris Jammet, Lauriann C. Kloppenburg, and Jane Musser Nelson.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

(1) Not applicable.

(2) Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%.

Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) As of the date of this filing, James P. Haynie, Chief Executive Officer, and D. Cotton Swindell, President, comprise the two-person portfolio management team for the registrant. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as President until January 21, 2015, and Executive Vice President until April 20, 2023. D. Cotton Swindell has been a member of the portfolio management team since January 21, 2015, serving as Executive Vice President until April 20, 2023. Prior thereto, Mr. Swindell served as Vice President - Research beginning in 2004, and as a research analyst beginning in 2002. Mr. Haynie is the lead member of the portfolio management team. Messrs. Haynie and Swindell receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of December 31, 2023, Mr. Haynie also serves on the portfolio management team as Chief Executive Officer and President for the registrant's non-controlled affiliate, Adams Natural Resources Fund, Inc. ("PEO"), an internally managed registered investment company with total net assets of $633,446,941. PEO is a non-diversified fund specializing in the energy and natural resources sectors and the registrant is a diversified product with a broader focus. There are few material conflicts of interest that may arise in connection with the portfolio management of the funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2023, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised primarily of independent director members of the Board of Directors ("Committee"). The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and PEO, and individual performance. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's return on portfolio assets over each of these periods is used to determine performance relative to a 50/50 blend of the S&P 500 Index and the Morningstar U.S. Large Blend Funds Category. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that the portfolio manager receives from PEO is the same as that for the registrant with the exception that the portfolio manager's incentive compensation is based on a comparison with the performance of a blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector.

(4) Using a valuation date of December 31, 2023, Messrs. Haynie and Swindell each beneficially owned equity securities in the registrant valued over $1,000,000.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/23-1/31/23	57,434	$14.83	57,434	4,863,818
2/1/23-2/28/23	0	--	0	4,863,818
3/1/23-3/31/23	0	--	0	4,863,818
4/1/23-4/30/23	0	--	0	4,863,818
5/1/23-5/31/23	21,000	15.70	21,000	4,842,818
6/1/23-6/30/23	10,000	16.32	10,000	4,832,818
7/1/23-7/31/23	4,000	17.11	4,000	4,828,818
8/1/23-8/31/23	0	--	0	4,828,818
9/1/23-9/30/23	0	--	0	4,828,818
10/1/23-10/31/23	0	--	0	4,828,818
11/1/23-11/30/23	0	--	0	4,828,818
12/1/23-12/31/23	0	--	0	4,828,818
Total	92,434	$$15.29	92,434

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby the Fund will purchase shares, subject to certain restrictions, when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides the Fund will engage in a proportional tender offer to purchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 4,667,000 shares, and 5,314,566 additional shares were approved in 2018.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 16. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Dollar amounts of income and fees/compensation related to securities lending activities during the most recent fiscal year are:

(1)	Gross income from securities lending activities was $227,381.

(2)	Rebates paid to borrowers were $115,191, fees deducted from a pooled cash collateral reinvestment product were $110, and revenue generated by the securities lending program paid to the securities lending agent was $33,620.

(3)	The aggregate fees related to securities lending activities were $148,921.

(4)	Net income from securities lending activities was $78,460.

(b) Services provided by the securities lending agent in the most recent fiscal year for lending of the Fund's portfolio securities in accordance with its securities lending authorization agreement, included: identifying and approving borrowers, selecting securities to be loaned, negotiating loan terms, recordkeeping of all loan and dividend activity, receiving and holding collateral from borrowers, monitoring loan and collateral values on a daily basis, requesting additional collateral as required, and arranging for return of loaned securities at loan termination. When cash collateral is received from the borrower, the security lending agent invests the cash in a registered money market fund.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.

	(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	February 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer
(Principal Executive Officer)

Date:	February 20, 2024

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President & Chief Financial Officer
(Principal Financial Officer)

Date:	February 20, 2024